                                                   REGISTRATION NOS. 333-137942
                                                                      811-03240

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                               -----------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
          Pre-Effective Amendment No.          [_]
          Post Effective Amendment No. 13        [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
          Amendment No. 168                  [X]

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (EXACT NAME OF REGISTRANT)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                            KATHERINE STONER, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

It is proposed that this filing will become effective:
[_]   immediately upon filing pursuant to paragraph (b) of Rule 485
[X]   on May 1, 2011 pursuant to paragraph (b) of Rule 485
[_]   60 days after filing pursuant to paragraph (a) (1) of Rule 485
[_]   on [date] pursuant to paragraph (a) (1) of Rule 485

                               -----------------

TITLE OF SECURITIES BEING REGISTERED: Units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Portfolio Director, Portfolio Director 2, Portfolio Director Plus.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR
FOR SERIES 1.00 TO 12.00                                            May 1, 2011

PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts (the "Contracts") for Participants in certain employer-sponsored qualified retirement plans. Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2011, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS               PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund     SunAmerica 2015 High Watermark Fund*
Blue Chip Growth Fund               Capital Appreciation Fund            SunAmerica 2020 High Watermark Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund   Ariel Appreciation Fund
Capital Conservation Fund           Core Bond Fund                       Ariel Fund
Core Equity Fund                    High Yield Bond Fund                 Lou Holland Growth Fund
Core Value Fund                     International Small Cap Equity Fund  Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Large Cap Value Fund                 Vanguard Lifestrategy Growth Fund
Global Equity Fund                  Mid Cap Growth Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                   Vanguard Long-Term Investment-Grade Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund       Vanguard Long-Term Treasury Fund
Global Strategy Fund                Money Market II Fund                 Vanguard Wellington Fund
Government Securities Fund          Small Cap Growth Fund                Vanguard Windsor II Fund
Growth Fund                         Small Cap Value Fund
Growth & Income Fund                Socially Responsible Fund            * closed to new investments
Health Sciences Fund                Strategic Bond Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  13

GENERAL INFORMATION..............................................  14
   About the Contracts...........................................  14
   About VALIC...................................................  15
   American Home Assurance Company...............................  15
   About VALIC Separate Account A................................  15
   Units of Interest.............................................  16
   Distribution of the Contracts.................................  16

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  16
   Fixed Account Options.........................................  17
   Variable Account Options......................................  17

PURCHASE PERIOD..................................................  25
   Account Establishment.........................................  25
   When Your Account Will Be Credited............................  26
   Purchase Units................................................  26
   Calculation of Value for Fixed Account Options................  26
   Calculation of Value for Variable Account Options.............  27
   Premium Enhancement Credit....................................  27
   Stopping Purchase Payments....................................  28

OPTIONAL LIVING BENEFITS.........................................  28
   Living Benefit Options -- Summary.............................  29
   IncomeLOCK(R).................................................  32
   IncomeLOCK(R) Plus............................................  34

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  38
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  38
   Communicating Transfer or Reallocation Instructions...........  39
   Effective Date of Transfer....................................  39
   Transfers During the Payout Period............................  39

FEES AND CHARGES.................................................  40
   Account Maintenance Charge....................................  40
   Surrender Charge..............................................  40
       Amount of Surrender Charge................................  40
       10% Free Withdrawal.......................................  40
       Exceptions to Surrender Charge............................  40
   Premium Tax Charge............................................  41
   Separate Account Charges......................................  41
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charge....................  41
   Separate Account Expense Reimbursements or Credits............  42
   Market Value Adjustment ("MVA")...............................  42
   Optional Living Benefit Fees..................................  42
   Other Charges.................................................  43

PAYOUT PERIOD....................................................  43
   Fixed Payout..................................................  43
   Assumed Investment Rate.......................................  43
   Variable Payout...............................................  44
   Combination Fixed and Variable Payout.........................  44
   Partial Annuitization.........................................  44
   Payout Date...................................................  44
   Payout Options................................................  45
   Payout Information............................................  45

                                                                    PAGE
                                                                    ----

       SURRENDER OF ACCOUNT VALUE..................................  45
          When Surrenders Are Allowed..............................  45
          Surrender Process........................................  45
          Amount That May Be Surrendered...........................  46
          Surrender Restrictions...................................  46
          Partial Surrenders.......................................  46
          Systematic Withdrawals...................................  46
          Distributions Required by Federal Tax Law................  47
          Living Benefits..........................................  47

       EXCHANGE PRIVILEGE..........................................  50
          Restrictions on Exchange Privilege.......................  50
          Taxes and Conversion Costs...............................  50
          Surrender Charges........................................  50
          Exchange Offers for Contracts Other Than
            Portfolio Director.....................................  51
          Comparison of Contracts..................................  51
          Features of Portfolio Director...........................  51

       DEATH BENEFITS..............................................  52
          The Process..............................................  52
          Beneficiary Information..................................  52
             Spousal Beneficiaries.................................  52
             Beneficiaries Other Than Spouses......................  52
          Special Information for Individual
            Nonqualified Contracts.................................  52
          During the Purchase Period...............................  52
          Interest Guaranteed Death Benefit........................  53
          Standard Death Benefit...................................  53
          During the Payout Period.................................  54
          IncomeLOCK...............................................  54
          IncomeLOCK Plus..........................................  54

       OTHER CONTRACT FEATURES.....................................  55
          Changes That May Not Be Made.............................  55
          Change of Beneficiary....................................  55
          Contingent Owner.........................................  55
          Cancellation -- The 20 Day "Free Look"...................  55
          We Reserve Certain Rights................................  55
          Relationship to Employer's Plan..........................  55

       VOTING RIGHTS...............................................  56
          Who May Give Voting Instructions.........................  56
          Determination of Fund Shares Attributable to
            Your Account...........................................  56
             During the Purchase Period............................  56
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  56
          How Fund Shares Are Voted................................  56

       FEDERAL TAX MATTERS.........................................  56
          Types of Plans...........................................  56
          Tax Consequences in General..............................  57
          Effect of Tax-Deferred Accumulations.....................  59

       LEGAL PROCEEDINGS...........................................  60

       FINANCIAL STATEMENTS........................................  60

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  61

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  61

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  63

       APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES................  66

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK and on each Benefit Anniversary for IncomeLOCK Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculating of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a Required Minimum Distribution associated with only the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPS but are available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus are IncomeLOCK(R) and IncomeLOCK(R) Plus.

      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year for IncomeLOCK Plus over the remaining lifetime of the Covered Person(s) after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $60
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges

                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                1.00
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                1.00
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          1.00
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            1.00
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     1.00
--------------------------------------------------------------------------------------------------
       Core Value Fund                                                                      1.00
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   1.00
--------------------------------------------------------------------------------------------------
       Global Equity Fund                                                                   1.00
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund (formerly named Real Estate Fund)                            1.00
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         1.00
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 1.00
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           1.00
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          1.00
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 1.00
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 1.00
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             1.00
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          1.00
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   1.00
--------------------------------------------------------------------------------------------------
       International Growth I Fund                                                          1.00
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  1.00
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            1.00
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   1.00
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        1.00
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  1.00
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             1.00
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            1.00
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     1.00
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       1.00
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   VALIC COMPANY I (CONTINUED)
--------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                             1.00
--------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                    1.00
--------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                            1.00
--------------------------------------------------------------------------------------------
       Stock Index Fund                                                                 1.00
--------------------------------------------------------------------------------------------
       Value Fund                                                                       1.00
--------------------------------------------------------------------------------------------
   VALIC COMPANY II
--------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                 0.75
--------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                        0.75
--------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                               0.75
--------------------------------------------------------------------------------------------
       Core Bond Fund                                                                   0.75
--------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                             0.75
--------------------------------------------------------------------------------------------
       International Small Cap Equity Fund                                              0.75
--------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                             0.75
--------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                              0.75
--------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                               0.75
--------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                   0.75
--------------------------------------------------------------------------------------------
       Money Market II Fund                                                             0.75
--------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                            0.75
--------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                             0.75
--------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                        0.75
--------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                              0.75
--------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)         1.25
--------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                     1.25
--------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                          1.00
--------------------------------------------------------------------------------------------
       Ariel Fund                                                                       1.00
--------------------------------------------------------------------------------------------
       Lou Holland Growth Fund, Investor Shares                                         1.00
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                  1.25
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                               1.25
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                      1.25
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                        1.00
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                1.00
--------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                        1.25
--------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                        1.25
--------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

                    FEE PERIOD   ANNUALIZED FEE PERCENTAGE
                    ----------   -------------------------
                    All years   0.70%* (deducted quarterly)

 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. If you elect this benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. Otherwise, the Benefit Base is equal to the Account Value on the Endorsement Date. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the IncomeLOCK fee is 0.65% (deducted quarterly).

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The annual fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                            INITIAL    MINIMUM   MAXIMUM ANNUALIZED FEE RATE
                           ANNUAL FEE ANNUAL FEE  DECREASE OR INCREASE EACH
NUMBER OF COVERED PERSONS     RATE       RATE         BENEFIT QUARTER*
----------------------------------------------------------------------------
One Covered Person           1.10%      0.60%             +/-0.25%
----------------------------------------------------------------------------
Two Covered Persons          1.35%      0.60%             +/-0.25%
----------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.23%  1.76%*
---------------------------------------------------------------------------------------------------------

--------
* The actual expense incurred by fund shareholders has been reduced due to an agreement that will continue indefinitely, subject to termination by the Board of Trustees. Fees may be contractually waived or reimbursed if the Total Annual Fund Operating Expenses exceed 1.18%.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.

The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (1.76%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years). We have used the required Fund gross amount of 1.76% for the maximum fee example, even though, as noted above, the maximum fund fees used in this calculation are not the actual fees charged to fund shareholders.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                          $       $       $       $

(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                          $       $       $       $

(3) If you do not surrender your Contract:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                          $       $       $       $

The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.75%, investment in a Variable Account Option with the lowest total expenses (0.23%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $570   $820   $1,056   $1,234

(2) If you annuitize your Contract:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $102   $320    $556    $1,234

(3) If you do not surrender your Contract:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $102   $320    $556    $1,234

Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each variable account option. The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund (formerly the Real Estate Fund) begins on May 1, 2008, the date this fund was added to Portfolio Director.

                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2009 4.024   4.925    11,080,728
                                             2008 5.218   4.024    25,594,227
                                             2007 4.958   5.218    29,632,439
                                             2006 4.481   4.958    31,608,964
                                             2005 4.364   4.481    35,686,374
                                             2004 4.063   4.364    42,594,301
                                             2003 3.429   4.063    42,040,433
                                             2002 3.821   3.429    43,285,442
                                             2001 4.030   3.821    48,720,402
                                             2000 4.174   4.030    52,959,577
    Blue Chip Growth Fund (Division 72)      2009 0.589   0.835   367,144,690
                                             2008 1.042   0.589   323,752,720
                                             2007 0.931   1.042   104,627,072
                                             2006 0.859   0.931    74,704,474
                                             2005 0.819   0.859    53,581,598
                                             2004 0.760   0.819    48,582,232
                                             2003 0.593   0.760    40,347,736
                                             2002 0.791   0.593    22,902,086
                                             2001 0.932   0.791    18,438,550
                                             2000    --   0.932     1,336,967
    Broad Cap Value Income Fund
     (Division 75)                           2009 0.753   0.935    15,694,879
                                             2008 1.161   0.753    16,324,261
                                             2007 1.151   1.161    18,440,424
                                             2006 1.010   1.151    18,608,980
    Capital Conservation Fund (Division 7)   2009 2.790   3.067    26,677,114
                                             2008 2.906   2.790    32,378,330
                                             2007 2.831   2.906    48,373,403
                                             2006 2.736   2.831    60,382,625
                                             2005 2.715   2.736    33,131,168
                                             2004 2.638   2.715    25,767,071
                                             2003 2.559   2.638    26,764,417
                                             2002 2.373   2.559    28,140,575
                                             2001 2.223   2.373    26,621,580
                                             2000 2.057   2.223    20,656,355
    Core Equity Fund (Division 15)           2009 1.505   1.837   104,827,771
                                             2008 2.415   1.505   117,336,313
                                             2007 2.369   2.415   137,228,625
                                             2006 2.141   2.369   164,294,892
                                             2005 2.080   2.141   204,573,223
                                             2004 1.945   2.080   251,431,904
                                             2003 1.549   1.945   296,958,636
                                             2002 2.010   1.549   316,043,125
                                             2001 2.396   2.010   362,619,846
                                             2000 2.582   2.396   397,168,720
    Core Value Fund (Division 21)            2009 1.200   1.413    61,709,268
                                             2008 1.871   1.200    69,182,773
                                             2007 1.898   1.871    80,805,721
                                             2006 1.637   1.898    95,564,030
                                             2005 1.581   1.637   113,451,896
                                             2004 1.416   1.581   125,932,333
                                             2003 1.107   1.416   136,765,754
                                             2002 1.390   1.107   140,185,069
                                             2001 1.532   1.390   152,155,061
                                             2000    --   1.532   158,568,077
    Foreign Value Fund (Division 89)         2009 0.738   1.076   577,553,905
                                             2008 1.344   0.738   620,212,606
                                             2007 1.221   1.344   672,951,247
                                             2006 1.065   1.221   547,287,495

                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Global Equity Fund (Division 87)          2009 0.701   0.900   206,475,201
                                              2008 1.314   0.701   224,735,991
                                              2007 1.217   1.314   256,512,330
                                              2006 1.064   1.217   273,299,882
    Global Real Estate Fund (Division 101)    2009 0.643   0.839            --
                                              2008    --   0.643   243,173,392
    Global Social Awareness Fund
     (Division 12)                            2009 2.628   3.423    50,267,504
                                              2008 4.423   2.628    70,913,038
                                              2007 4.279   4.423    79,161,938
                                              2006 3.741   4.279    80,893,362
                                              2005 3.631   3.741    88,315,012
                                              2004 3.317   3.631   101,512,026
                                              2003 2.608   3.317   110,369,646
                                              2002 3.441   2.608   112,841,262
                                              2001 3.922   3.441   123,856,021
                                              2000 4.419   3.922   130,333,155
    Global Strategy Fund (Division 88)        2009 1.038   1.275   252,273,797
                                              2008 1.324   1.038   284,368,915
                                              2007 1.215   1.324   312,569,282
                                              2006 1.084   1.215   296,902,494
    Government Securities Fund (Division 8)   2009 3.280   3.125    26,317,113
                                              2008 3.019   3.280    40,652,547
                                              2007 2.832   3.019    29,052,492
                                              2006 2.776   2.832    30,761,335
                                              2005 2.733   2.776    36,469,959
                                              2004 2.668   2.733    41,192,679
                                              2003 2.664   2.668    48,017,234
                                              2002 2.402   2.664    57,831,831
                                              2001 2.272   2.402    44,509,286
                                              2000 2.033   2.272    39,203,845
    Growth Fund (Division 78)                 2009 0.670   0.906   600,691,043
                                              2008 1.122   0.670   656,297,029
                                              2007 0.936   1.122   740,276,858
                                              2006 0.913   0.936   915,398,362
                                              2005    --      --            --
    Growth & Income Fund (Division 16)        2009 1.656   1.997    33,580,307
                                              2008 2.645   1.656    37,648,494
                                              2007 2.496   2.645    42,987,180
                                              2006 2.185   2.496    48,317,136
                                              2005 2.175   2.185    58,985,361
                                              2004 1.985   2.175    70,680,178
                                              2003 1.634   1.985    88,456,378
                                              2002 2.103   1.634    89,012,446
                                              2001 2.363   2.103   101,022,403
                                              2000 2.677   2.363   110,018,242
    Health Sciences Fund (Division 73)        2009 0.984   1.281   105,320,949
                                              2008 1.412   0.984   114,902,634
                                              2007 1.213   1.412   117,736,242
                                              2006 1.130   1.213   126,438,293
                                              2005 1.009   1.130   135,790,336
                                              2004 0.884   1.009   140,193,273
                                              2003 0.651   0.884   111,112,131
                                              2002 0.909   0.651    71,763,339
                                              2001 1.000   0.909    45,582,144
                                              2000    --   1.000     3,398,890
    Inflation Protected Fund (Division 77)    2009 1.012   1.098   143,606,653
                                              2008 1.079   1.012   121,583,367
                                              2007 1.011   1.079    10,865,742
                                              2006 1.017   1.011    10,046,941

--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
                                           2005  1.000   1.017   11,056,826
                                           2004     --   1.000           --
      International Equities Fund
       (Division 11)                       2009  1.206   1.548  408,178,586
                                           2008  2.153   1.206  443,006,498
                                           2007  1.999   2.153  414,999,326
                                           2006  1.641   1.999  396,739,220
                                           2005  1.417   1.641  336,425,664
                                           2004  1.214   1.417  236,838,112
                                           2003  0.946   1.214   94,147,400
                                           2002  1.177   0.946   75,173,264
                                           2001  1.523   1.177   76,641,544
                                           2000  1.860   1.523   83,339,570
      International Government Bond Fund
       (Division 13)                       2009  2.457   2.714   40,686,385
                                           2008  2.495   2.457   50,811,427
                                           2007  2.355   2.495   46,683,335
                                           2006  2.204   2.355   48,786,599
                                           2005  2.239   2.204   55,823,550
                                           2004  2.044   2.239   60,838,720
                                           2003  1.729   2.044   66,821,042
                                           2002  1.488   1.729   67,330,936
                                           2001  1.532   1.488   62,446,759
                                           2000  1.609   1.532   71,084,248
      International Growth I Fund
       (Division 20)                       2009  1.519   2.036  173,448,999
                                           2008  2.645   1.519  188,123,588
                                           2007  2.330   2.645  197,901,214
                                           2006  1.862   2.330  202,762,589
                                           2005  1.654   1.862  194,195,625
                                           2004  1.445   1.654  221,113,668
                                           2003  1.164   1.445  246,891,622
                                           2002  1.438   1.164  256,424,177
                                           2001  1.964   1.438  283,131,435
                                           2000     --   1.964  307,144,232
      Large Cap Core Fund (Division 76)    2009  0.785   1.074   72,316,023
                                           2008  1.174   0.785   88,166,893
                                           2007  1.097   1.174   47,416,402
                                           2006  0.997   1.097   81,372,372
                                           2005     --      --           --
      Large Capital Growth Fund
       (Division 79)                       2009  0.772   1.002  289,165,827
                                           2008  1.268   0.772  317,488,578
                                           2007  1.113   1.268  358,163,427
                                           2006  1.022   1.113  418,512,943
                                           2005     --      --           --
      Mid Cap Index Fund (Division 4)      2009  6.755   9.248  150,937,855
                                           2008 10.811   6.755  187,891,321
                                           2007 10.145  10.811  217,428,913
                                           2006  9.317  10.145  207,349,862
                                           2005  8.388   9.317  198,552,536
                                           2004  7.301   8.388  187,095,480
                                           2003  5.457   7.301  174,675,260
                                           2002  6.477   5.457  157,442,272
                                           2001  6.605   6.477  149,549,757
                                           2000  5.722   6.605  146,197,467
      Mid Cap Strategic Growth Fund
       (Division 83)                       2009  0.784   1.141  174,642,716
                                           2008  1.525   0.784  185,473,745
                                           2007  1.187   1.525  209,736,140
                                           2006  1.147   1.187  211,121,130
                                           2005     --      --           --
      Money Market I Fund (Division 6)     2009  2.144   2.129  148,465,945
                                           2008  2.119   2.144  179,084,738
                                           2007  2.044   2.119  164,860,982
                                           2006  1.973   2.044  147,203,713
                                           2005  1.940   1.973  128,654,836
                                           2004  1.944   1.940  129,467,234
                                           2003  1.952   1.944  161,634,525

                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
                                            2002 1.947   1.952   205,010,837
                                            2001 1.897   1.947   224,050,426
                                            2000 1.807   1.897   240,116,959
      Nasdaq-100 Index Fund
       (Division 46)                        2009 0.334   0.515   159,058,882
                                            2008 0.587   0.334   131,648,872
                                            2007 0.500   0.587   138,820,333
                                            2006 0.473   0.500   134,541,571
                                            2005 0.472   0.473   153,359,003
                                            2004 0.433   0.472   176,444,590
                                            2003 0.293   0.433   176,475,089
                                            2002 0.479   0.293    76,610,720
                                            2001 0.717   0.479    40,571,277
                                            2000    --   0.717     4,042,621
      Science & Technology Fund
       (Division 17)                        2009 1.438   2.356   245,097,631
                                            2008 2.689   1.438   257,209,740
                                            2007 2.308   2.689   292,041,687
                                            2006 2.202   2.308   349,489,774
                                            2005 2.153   2.202   433,689,791
                                            2004 2.157   2.153   535,595,406
                                            2003 1.439   2.157   622,810,395
                                            2002 2.430   1.439   597,759,509
                                            2001 4.173   2.430   611,628,753
                                            2000 6.399   4.173   594,274,024
      Small Cap Aggressive Growth Fund
       (Division 86)                        2009 0.678   1.028    51,663,514
                                            2008 1.152   0.678    43,117,503
                                            2007 1.017   1.152    48,974,593
                                            2006 1.003   1.017    38,558,384
                                            2005    --      --            --
      Small Cap Fund (Division 18)          2009 1.742   2.214   105,352,371
                                            2008 2.676   1.742   117,886,782
                                            2007 2.881   2.676   138,219,053
                                            2006 2.685   2.881   170,990,484
                                            2005 2.526   2.685   205,943,433
                                            2004 2.144   2.526   238,208,574
                                            2003 1.588   2.144   268,362,373
                                            2002 2.093   1.588   276,885,630
                                            2001 2.226   2.093   299,564,434
                                            2000    --   2.226   314,734,469
      Small Cap Index Fund (Division 14)    2009 2.458   3.121   166,837,395
                                            2008 3.789   2.458   206,050,238
                                            2007 3.901   3.789   248,987,688
                                            2006 3.338   3.901   238,851,921
                                            2005 3.233   3.337   219,709,484
                                            2004 2.770   3.233   173,418,721
                                            2003 1.910   2.770   134,607,266
                                            2002 2.437   1.910   100,628,024
                                            2001 2.413   2.437    93,009,856
                                            2000 2.523   2.413    90,786,183
      Small Cap Special Values Fund
       (Division 84)                        2009 0.659   0.858   162,861,427
                                            2008 1.032   0.659   178,261,651
                                            2007 1.159   1.032   211,527,802
                                            2006 1.044   1.159   260,743,531
                                            2005    --      --            --
      Small-Mid Growth Fund (Division 85)   2009 0.605   0.844    85,290,921
                                            2008 1.014   0.605    88,644,708
                                            2007 1.054   1.014    98,751,123
                                            2006 1.015   1.054   124,969,528
                                            2005    --      --            --
      Stock Index Fund (Division 10)        2009 3.627   4.530   435,420,314
                                            2008 5.834   3.627   520,561,748
                                            2007 5.606   5.834   641,546,116
                                            2006 4.906   5.606   692,630,109
                                            2005 4.739   4.906   722,006,187
                                            2004 4.332   4.739   733,344,085
                                            2003 3.413   4.332   756,956,966

--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
                                              2002 4.444   3.413   738,928,811
                                              2001 5.113   4.444   772,475,516
                                              2000 5.697   5.113   783,994,005
    Value Fund (Division 74)                  2009 0.836   1.104    89,461,814
                                              2008 1.459   0.836    99,631,010
                                              2007 1.387   1.459    55,860,982
                                              2006 1.204   1.387    47,029,448
                                              2005 1.143   1.204   106,759,435
                                              2004 0.993   1.143     5,566,386
                                              2003 0.796   0.993     3,243,907
                                              2002 1.000   0.796     1,907,257
                                              2001    --   1.000
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2009 1.322   1.695    51,661,244
                                              2008 1.987   1.322    43,700,400
                                              2007 1.824   1.987    38,013,516
                                              2006 1.612   1.824    29,919,644
                                              2005 1.451   1.612    21,755,930
                                              2004 1.289   1.451    19,008,640
                                              2003 1.004   1.289    16,342,363
                                              2002 1.240   1.004    11,558,922
                                              2001 1.428   1.240     8,479,357
                                              2000 1.538   1.428     3,064,339
    Capital Appreciation Fund (Division 39)   2009 0.660   0.867    25,414,079
                                              2008 1.192   0.660    27,906,873
                                              2007 1.001   1.192    22,564,438
                                              2006 0.955   1.001     6,847,976
                                              2005 0.930   0.955     7,173,328
                                              2004 0.858   0.930     7,749,417
                                              2003 0.686   0.858     7,347,981
                                              2002 0.998   0.686     5,866,302
                                              2001 1.281   0.998     4,597,267
                                              2000 1.668   1.281     2,191,030
    Conservative Growth Lifestyle Fund
     (Division 50)                            2009 1.531   1.837    25,909,997
                                              2008 1.888   1.531    24,222,869
                                              2007 1.776   1.888    22,356,559
                                              2006 1.632   1.776    17,055,833
                                              2005 1.548   1.632    15,152,237
                                              2004 1.429   1.548    13,226,075
                                              2003 1.229   1.429    11,189,541
                                              2002 1.304   1.229     7,989,699
                                              2001 1.337   1.304     7,345,651
                                              2000 1.307   1.337     3,163,014
    Core Bond Fund (Division 58)              2009 1.376   1.584    70,040,116
                                              2008 1.456   1.376    64,810,715
                                              2007 1.412   1.456   117,713,661
                                              2006 1.356   1.412    51,359,802
                                              2005 1.337   1.356    27,520,001
                                              2004 1.285   1.337    22,213,550
                                              2003 1.245   1.285    13,199,419
                                              2002 1.152   1.245     9,930,525
                                              2001 1.087   1.152     5,667,850
                                              2000 1.010   1.087       814,285
    High Yield Bond Fund (Division 60)        2009 1.245   1.773    86,815,233
                                              2008 1.825   1.245    86,682,126
                                              2007 1.812   1.825    89,538,441
                                              2006 1.626   1.812    57,954,424
                                              2005 1.527   1.626    44,238,174
                                              2004 1.328   1.527    39,464,716
                                              2003 1.029   1.328    31,141,647
                                              2002 1.056   1.029    11,554,260
                                              2001 1.004   1.056     8,434,842
                                              2000 1.076   1.004       431,009
    International Small Cap Equity Fund
     (Division 33)                            2009 1.265   1.577   316,175,936
                                              2008 2.175   1.265   329,905,870
                                              2007 2.071   2.175   284,895,727

                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
                                            2006 1.735   2.071   233,726,830
                                            2005 1.350   1.735   121,703,328
                                            2004 1.140   1.350    15,045,345
                                            2003 0.897   1.140    15,336,882
                                            2002 1.094   0.897     9,751,067
                                            2001 1.361   1.094     5,523,146
                                            2000 1.635   1.361     3,937,263
      Large Cap Value Fund (Division 40)    2009 1.354   1.481    85,633,772
                                            2008 2.156   1.354    92,838,525
                                            2007 2.108   2.156   136,506,465
                                            2006 1.791   2.108   114,682,334
                                            2005 1.657   1.791    25,083,084
                                            2004 1.471   1.657    22,466,486
                                            2003 1.162   1.471    19,554,529
                                            2002 1.331   1.162    11,615,338
                                            2001 1.365   1.331     5,319,745
                                            2000 1.303   1.365     1,132,534
      Mid Cap Growth Fund (Division 37)     2009 0.786   1.121   142,960,243
                                            2008 1.484   0.786   148,636,778
                                            2007 1.312   1.484    50,257,714
                                            2006 1.149   1.312    37,682,153
                                            2005 1.041   1.149    35,768,812
                                            2004 0.931   1.041    38,665,585
                                            2003 0.677   0.931    38,639,597
                                            2002 0.978   0.677    28,059,999
                                            2001 1.417   0.978    18,834,319
                                            2000 1.423   1.417     3,354,590
      Mid Cap Value Fund (Division 38)      2009 2.078   2.821   112,883,236
                                            2008 3.415   2.078   120,463,020
                                            2007 3.347   3.415   107,756,457
                                            2006 2.888   3.347    99,345,096
                                            2005 2.660   2.888    87,198,782
                                            2004 2.305   2.660    73,553,326
                                            2003 1.620   2.305    53,467,855
                                            2002 1.897   1.620    38,928,162
                                            2001 1.947   1.897    27,418,727
                                            2000 1.522   1.947     6,374,398
      Moderate Growth Lifestyle Fund
       (Division 49)                        2009 1.460   1.827    74,992,233
                                            2008 1.992   1.460    68,593,574
                                            2007 1.844   1.992    58,572,778
                                            2006 1.673   1.844    44,694,888
                                            2005 1.551   1.673    37,159,710
                                            2004 1.406   1.551    31,312,396
                                            2003 1.148   1.406    24,012,378
                                            2002 1.291   1.148    16,964,088
                                            2001 1.379   1.291    12,680,095
                                            2000 1.398   1.379     5,035,039
      Money Market II Fund (Division 44)    2009 1.279   1.274   135,451,933
                                            2008 1.260   1.279   195,844,578
                                            2007 1.213   1.260   223,310,298
                                            2006 1.169   1.213   156,300,640
                                            2005 1.146   1.169    55,418,724
                                            2004 1.146   1.146    47,203,913
                                            2003 1.147   1.146    48,507,704
                                            2002 1.141   1.147    55,192,758
                                            2001 1.109   1.141    42,669,882
                                            2000 1.054   1.109    14,885,109
      Small Cap Growth Fund (Division 35)   2009 0.945   1.292    26,637,546
                                            2008 1.677   0.945    25,128,636
                                            2007 1.624   1.677    24,916,073
                                            2006 1.488   1.624    23,403,119
                                            2005 1.431   1.488    23,026,702
                                            2004 1.300   1.431    23,436,506
                                            2003 0.898   1.300    21,201,957
                                            2002 1.347   0.898    12,177,837
                                            2001 1.781   1.347     7,360,232
                                            2000 2.273   1.781     2,825,155

--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)        2009 1.593   1.964   150,377,564
                                              2008 2.284   1.593   117,524,519
                                              2007 2.474   2.284    75,988,731
                                              2006 2.098   2.474    51,628,606
                                              2005 1.981   2.098    33,942,615
                                              2004 1.672   1.981    36,447,218
                                              2003 1.210   1.672    26,691,411
                                              2002 1.392   1.210    23,443,070
                                              2001 1.310   1.392    13,710,867
                                              2000 1.081   1.310     2,215,195
    Socially Responsible Fund (Division 41)   2009 0.947   1.229   537,168,008
                                              2008 1.528   0.947   567,706,671
                                              2007 1.481   1.528   569,830,560
                                              2006 1.290   1.481   285,730,988
                                              2005 1.249   1.290    92,619,529
                                              2004 1.145   1.249    66,177,719
                                              2003 0.899   1.145     3,134,200
                                              2002 1.182   0.899     2,009,798
                                              2001 1.349   1.182     1,579,023
                                              2000 1.497   1.349       821,758
    Strategic Bond Fund (Division 59)         2009 1.637   2.047   132,844,492
                                              2008 1.922   1.637   128,930,853
                                              2007 1.860   1.922   134,462,026
                                              2006 1.726   1.860   101,694,271
                                              2005 1.658   1.726    73,060,919
                                              2004 1.510   1.658    48,488,686
                                              2003 1.274   1.510    29,922,875
                                              2002 1.204   1.274    13,615,201
                                              2001 1.097   1.204     8,634,572
                                              2000 1.082   1.097       212,572
  PUBLIC FUNDS
  SunAmerica 2015 High Watermark
   (Division 81)                              2009 1.106   1.088    23,230,880
                                              2008 1.176   1.106    24,047,509
                                              2007 1.125   1.176    21,384,156
                                              2006 1.031   1.125    21,348,111
                                              2005 1.000   1.031    17,558,738
  SunAmerica 2020 High Watermark
   (Division 82)                              2009 0.987   0.915    11,459,016
                                              2008 1.193   0.987    10,635,507
                                              2007 1.142   1.193     9,628,949
                                              2006 1.043   1.142     8,522,965
                                              2005 1.000   1.043     6,497,562
  Ariel Appreciation Fund (Division 69)       2009 1.011   1.631   118,116,686
                                              2008 1.723   1.011   125,837,892
                                              2007 1.765   1.723   149,402,054
                                              2006 1.607   1.765   179,015,204
                                              2005 1.577   1.607   221,437,590
                                              2004 1.408   1.577   229,890,934
                                              2003 1.086   1.408   206,608,880
                                              2002 1.224   1.086   158,623,399
                                              2001 1.063   1.224    67,080,699
                                              2000    --   1.063        96,941
  Ariel Fund (Division 68)                    2009 0.983   1.590   145,696,578
                                              2008 1.918   0.983   151,912,178
                                              2007 1.971   1.918   179,090,018
                                              2006 1.804   1.971   203,597,513
                                              2005 1.805   1.804   248,747,221
                                              2004 1.495   1.805   238,319,819
                                              2003 1.179   1.495   164,155,846
                                              2002 1.257   1.179   113,898,765
                                              2001 1.111   1.257    39,549,061
                                              2000    --   1.111       159,237
  Lou Holland Growth Fund (Division 70)       2009 0.674   0.927    20,271,834
                                              2008 1.044   0.674    16,563,913
                                              2007 0.964   1.044    18,146,308
                                              2006 0.925   0.964    22,185,106
                                              2005 0.942   0.925    28,082,034
                                              2004 0.856   0.942    29,569,648
                                              2003 0.677   0.856    27,447,905
                                              2002 0.871   0.677    13,601,001
                                              2001 0.928   0.871     3,980,579
                                              2000    --   0.928       156,879

                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
    Vanguard LifeStrategy Conservative
     Growth Fund (Division 54)              2009 1.259   1.456    29,267,705
                                            2008 1.585   1.259    29,098,257
                                            2007 1.500   1.585    28,505,070
                                            2006 1.373   1.500    24,932,287
                                            2005 1.331   1.373    23,620,566
                                            2004 1.247   1.331    21,191,862
                                            2003 1.084   1.247    15,549,861
                                            2002 1.159   1.084    10,459,117
                                            2001 1.174   1.159     6,514,468
                                            2000 1.154   1.174     1,431,730
    Vanguard LifeStrategy Growth Fund
     (Division 52)                          2009 1.110   1.371    75,530,156
                                            2008 1.714   1.110    71,279,560
                                            2007 1.615   1.714    65,934,408
                                            2006 1.408   1.615    54,454,410
                                            2005 1.334   1.408    46,018,176
                                            2004 1.200   1.334    39,074,462
                                            2003 0.945   1.200    29,501,426
                                            2002 1.137   0.945    20,497,136
                                            2001 1.264   1.137    13,888,206
                                            2000 1.353   1.264     7,294,970
    Vanguard LifeStrategy Moderate Growth
     Fund (Division 53)                     2009 1.208   1.436    77,302,792
                                            2008 1.664   1.208    74,246,099
                                            2007 1.570   1.664    70,289,060
                                            2006 1.403   1.570    62,422,794
                                            2005 1.344   1.403    54,569,540
                                            2004 1.231   1.344    44,712,770
                                            2003 1.018   1.231    31,957,206
                                            2002 1.150   1.018    18,944,658
                                            2001 1.218   1.150    11,325,293
                                            2000 1.245   1.218     3,343,004
    Vanguard Long-Term Investment-Grade
     Fund (Division 22)                     2009 1.986   2.138    59,897,315
                                            2008 1.961   1.986    61,895,100
                                            2007 1.909   1.961    72,272,448
                                            2006 1.875   1.909    93,197,696
                                            2005 1.801   1.875    92,563,685
                                            2004 1.670   1.801    88,925,721
                                            2003 1.587   1.670    91,817,451
                                            2002 1.416   1.587    88,869,618
                                            2001 1.305   1.416    73,154,092
                                            2000 1.180   1.305    48,181,776
    Vanguard Long-Term Treasury Fund
     (Division 23)                          2009 2.533   2.205   102,397,220
                                            2008 2.088   2.533   132,267,500
                                            2007 1.931   2.088   103,943,061
                                            2006 1.917   1.931   114,020,665
                                            2005 1.816   1.917   142,074,181
                                            2004 1.712   1.816   133,787,616
                                            2003 1.685   1.712   156,141,471
                                            2002 1.458   1.685   172,217,498
                                            2001 1.412   1.458   142,496,202
                                            2000 1.192   1.412   127,031,428
    Vanguard Wellington Fund (Division 25)  2009 2.031   2.451   443,758,717
                                            2008 2.646   2.031   477,990,784
                                            2007 2.473   2.646   509,447,867
                                            2006 2.179   2.473   488,943,410
                                            2005 2.065   2.179   480,789,133
                                            2004 1.881   2.065   456,537,648
                                            2003 1.577   1.881   418,314,508
                                            2002 1.715   1.577   369,219,080
                                            2001 1.667   1.715   335,336,029
                                            2000 1.529   1.667   294,438,826
    Vanguard Windsor II Fund (Division 24)  2009 1.655   2.077   531,346,036
                                            2008 2.648   1.655   530,919,431
                                            2007 2.623   2.648   522,891,970
                                            2006 2.246   2.623   552,878,216
                                            2005 2.125   2.246   565,988,092
                                            2004 1.819   2.125   528,124,696
                                            2003 1.416   1.819   505,959,163
                                            2002 1.724   1.416   461,319,939
                                            2001 1.808   1.724   442,850,924
                                            2000 1.566   1.808   378,017,315

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect either Living Benefit on or after your original Contract issue date (the "Endorsement Date"). The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, AIG Life Holdings (US), Inc., formerly American General Corporation ("ALH"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury will be a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued on or before December 31, 2006.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty Divisions are

--------------------------------------------------------------------------------

available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the 1940 Act. Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended
(the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and ALH have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 5.7% of each first-year Purchase Payment. Agents will receive commissions of up to .97% for level Purchase Payments in subsequent years and up to 5.7% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, agents may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a fixed account option
                                  will receive a current rate of
                                  interest. There are limitations on
                                  transfers out of this option. If you
                                  transfer assets from Fixed Account Plus
                                  to another investment option, any
                                  assets transferred back into Fixed
                                  Account Plus within 90 days will
                                  receive a different rate of interest,
                                  than that paid for new Purchase
                                  Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the Nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans may invest only in VALIC Company I and II.

The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We also show the investment adviser for each Fund, and investment sub-adviser, if applicable. PLEASE SEE THE SEPARATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT STRATEGY AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing more than 20% of an investor's total retirement savings in any one company or industry may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides many plan sponsors and participants with helpful information about the importance of diversification at: www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
 ------------------------                          --------------------                             -----------------------
SunAmerica                 Each High Watermark Fund seeks capital appreciation to the extent     Adviser: SunAmerica Asset
2015 High Watermark Fund*  consistent with preservation of capital investment gains in order to  Management Corp.
                           have a net asset value ("NAV") on its Protected Maturity Date at
SunAmerica                 least equal to the Protected High Watermark Value. Each High          Sub-Adviser: Trajectory Asset
2020 High Watermark Fund   Watermark Fund seeks high total return as a secondary objective.      Management LLC

                           If you hold your Variable Investment Option Units until the
                           Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
                           Watermark Fund reaching this value, and any extraordinary
                           expenses, and increased by appreciation in share value
                           subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

                           The Protected Maturity Date for each High Watermark Fund is:
                           2015 High Watermark Fund            August 31, 2015
                           2020 High Watermark Fund            August 31, 2020

                           If you may need access to your money at any point prior to the
                           Protected Maturity Date, you should consider the
                           appropriateness of investing in the High Watermark Funds.
                           Investors who redeem before the Protected Maturity Date will receive the current Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the initial investment.

                           An investment in the High Watermark Funds may not be
                           appropriate for persons enrolled in GPS, an investment advisory product offered by VALIC Financial Advisors, Inc.

--------
* closed to new investments

--------------------------------------------------------------------------------

    VARIABLE ACCOUNT OPTIONS                              INVESTMENT OBJECTIVE
    ------------------------                              --------------------
Ariel Appreciation Fund -- a      Seeks long-term capital appreciation by investing primarily in the series of Ariel Investment Trust  stocks of medium-sized companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

Ariel Fund -- a series of Ariel   Seeks long-term capital appreciation by investing primarily in
Investment Trust                  the stocks of small companies with a market capitalization generally between $1 billion and $5 billion at the time of initial purchase.

Lou Holland Growth Fund           The fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration. The fund will invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Vanguard LifeStrategy             Seeks to provide current income and low to moderate capital
Conservative Growth Fund          appreciation. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 40% of assets to bonds, 20% to short-
                                  term fixed income investments, and 40% to common stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, agency, and
                                  investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Vanguard LifeStrategy             Seeks to provide capital appreciation and some current income.
Growth Fund                       This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds.
                                  The fund's indirect stock holdings consist substantially of large-
                                  cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.
                                  stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S.
                                  government, agency, and investment-grade corporate bonds,
                                  as well as mortgage-backed and asset-backed securities.

Vanguard LifeStrategy             Seeks to provide capital appreciation and a low to moderate
Moderate Growth Fund              level of current income. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The fund's indirect stock
                                  holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, agency, and
                                  investment-grade corporate bonds, as well as mortgage-
                                  backed securities.

Vanguard Long-Term                Seeks to provide a high and sustainable level of current income
Investment-Grade Fund             by investing in a variety of high quality and, to a lesser extent, medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

Vanguard Long-Term                Seeks to provide a high and sustainable level of current income
Treasury Fund                     by investing primarily in U.S. Treasury securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years.

                        INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
                        --------------------                             -----------------------
Seeks long-term capital appreciation by investing primarily in the     Adviser: Ariel
stocks of medium-sized companies with market capitalizations           Investments, LLC
between $2.5 billion and $15 billion at the time of initial purchase.

Seeks long-term capital appreciation by investing primarily in         Adviser: Ariel
the stocks of small companies with a market capitalization             Investments, LLC
generally between $1 billion and $5 billion at the time of
initial purchase.

The fund primarily seeks long-term growth of capital. The receipt      Adviser: Holland Capital
of dividend income is a secondary consideration. The fund will         Management, LLC
invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Seeks to provide current income and low to moderate capital            The fund does not employ an
appreciation. This is a fund of funds, investing in other Vanguard     investment adviser. Instead,
mutual funds according to a fixed formula that typically results       the fund's Board of Trustees
in an allocation of about 40% of assets to bonds, 20% to short-        decides how to allocate the
term fixed income investments, and 40% to common stocks.               fund's assets among the
The fund's indirect bond holdings are a diversified mix of short-,     underlying funds.
intermediate- and long-term U.S. government, agency, and
investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Seeks to provide capital appreciation and some current income.         The fund does not employ an
This is a fund of funds, investing in other Vanguard mutual funds      investment adviser. Instead,
according to a fixed formula that typically results in an allocation   the fund's Board of Trustees
of about 80% of assets to common stocks and 20% to bonds.              decides how to allocate the
The fund's indirect stock holdings consist substantially of large-     fund's assets among the
cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.        underlying funds.
stocks and foreign stocks. Its indirect bond holdings are a
diversified mix of short-, intermediate- and long-term U.S.
government, agency, and investment-grade corporate bonds,
as well as mortgage-backed and asset-backed securities.

Seeks to provide capital appreciation and a low to moderate            The fund does not employ an
level of current income. This is a fund of funds, investing in         investment adviser. Instead,
other Vanguard mutual funds according to a fixed formula that          the fund's Board of Trustees
typically results in an allocation of about 60% of assets to           decides how to allocate the
common stocks and 40% to bonds. The fund's indirect stock              fund's assets among the
holdings consist substantially of large-cap U.S. stocks and, to a      underlying funds.
lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, agency, and
investment-grade corporate bonds, as well as mortgage-
backed securities.

Seeks to provide a high and sustainable level of current income        Adviser: Wellington
by investing in a variety of high quality and, to a lesser extent,     Management Company, LLP
medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

Seeks to provide a high and sustainable level of current income        Adviser: The Vanguard
by investing primarily in U.S. Treasury securities. The fund is        Group, Inc.
expected to maintain a dollar-weighted average maturity of 15 to 30 years.

--------------------------------------------------------------------------------

 VARIABLE ACCOUNT OPTIONS                          INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
  ------------------------                         --------------------                           -----------------------
Vanguard Wellington Fund     Seeks to provide long-term capital appreciation and reasonable     Adviser: Wellington
                             current income by investing in dividend-paying, and, to a lesser   Management Company, LLP
                             extent, non-dividend-paying common stocks of established
                             medium- and large-sized companies. In choosing these
                             companies, the Adviser seeks those that appear to be
                             undervalued but which have prospects to improve. The fund
                             also invests in investment grade corporate bonds, with some exposure to U.S. Treasury, government agency and
                             mortgage-backed securities.

Vanguard Windsor II Fund     Seeks to provide long-term capital appreciation and income. The    Advisers: Armstrong, Shaw
                             fund invests mainly in large- and mid-sized companies whose        Associates, Inc.; Barrow,
                             stocks are considered by an adviser to be undervalued.             Hanley, Mewhinney &
                                                                                                Strauss, Inc.; Hotchkis and
                                                                                                Wiley Capital Management,
                                                                                                LLC; Lazard Asset
                                                                                                Management LLC; Sanders
                                                                                                Capital, LLC; and The
                                                                                                Vanguard Group, Inc.

VALIC COMPANY I

Asset Allocation Fund        Seeks maximum aggregate rate of return over the long term          Adviser: VALIC
                             through controlled investment risk by adjusting its investment     Sub-Adviser: PineBridge
                             mix among stocks, long-term debt securities and short-term         Investments, LLC
                             money market securities.

Blue Chip Growth Fund        Seeks long-term capital growth by investing in the common          Adviser: VALIC
                             stocks of large and medium-sized blue chip growth companies.       Sub-Adviser: T. Rowe Price
                             Income is a secondary objective.                                   Associates, Inc.

Broad Cap Value Income Fund  Seeks total return through capital appreciation with income as a   Adviser: VALIC
                             secondary objective by investing primarily in equity securities    Sub-Adviser: Barrow, Hanley,
                             of U.S. large- and medium-capitalization companies that            Mewhinney & Straus, Inc.
                             are undervalued.

Capital Conservation Fund    Seeks the highest possible total return consistent with the        Adviser: VALIC
                             preservation of capital through current income and capital gains   Sub-Adviser: PineBridge
                             on investments in intermediate- and long-term debt instruments     Investments, LLC
                             and other income producing securities.

Core Equity Fund             Seeks long-term growth of capital through investment primarily     Adviser: VALIC
                             in the equity securities of large-cap quality companies with long- Sub-Adviser: BlackRock
                             term growth potential.                                             Investment Management, LLC

Core Value Fund*             Seeks capital growth by investing in common stocks, though the     Adviser: VALIC
                             fund may invest in securities other than stocks. Income is a       Sub-Adviser: American
                             secondary objective. Two investment strategies will be utilized.   Century Investment
                             Half of the assets will be managed by employing a quantitative     Management, Inc.
                             income and growth investment strategy, while the remainder of the assets will be managed using a large company value
                             investment strategy. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk. The Sub-Adviser also attempts to create a dividend yield for the fund that will be greater than that of the
                             S&P 500(R) Index.

--------
* In January 2010, the Board of Directors of VALIC Company I approved the termination of the current sub-advisory agreement with American Century Investment Management, Inc., and approved BlackRock Investment Management, LLC and SunAmerica Asset Management Corp. as new co-Sub-Advisers to the Core Value Fund. On June 7, 2010, contingent upon the approval by shareholders, at a meeting on or about June 4, 2010, of the SunAmerica Asset Management Corp. sub-advisory agreement, (i) the name of the fund will change from "Core Value Fund" to "Dividend Value Fund"; and (ii) the principal investment strategy will change to one of investing at least 80% of assets in dividend paying equity securities.

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                             INVESTMENT OBJECTIVE
   ------------------------                            --------------------
Foreign Value Fund             Seeks long-term growth of capital by investing primarily in equity securities of companies located outside the U.S., including emerging markets.

Global Equity Fund             Seeks capital appreciation by investing primarily in
                               equity securities of companies worldwide and of any
                               market capitalization.

Global Real Estate Fund        Seeks high total return through long-term growth of capital and current income by investing primarily in a diversified portfolio of equity investments in real estate and real
                               estate-related companies.


Global Social Awareness Fund   Seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the fund. The fund will typically invest in stocks of large capitalization companies domiciled in the U.S., Europe,
                               Japan and other developed markets. The fund does not invest in companies that are significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the production of products that have a severe impact on the environment; labor relations/labor disputes; or that have
                               operations in countries with significant human rights concerns.

Global Strategy Fund           Seeks high total return by investing in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money
                               market instruments.

Government Securities Fund     Seeks high current income and protection of capital through investments in intermediate- and long-term U.S. government and government-sponsored debt securities.

Growth Fund                    Seeks long-term capital growth by using distinct investment strategies: a growth strategy (investing primarily in larger sized
                               U.S. companies); a disciplined growth strategy utilizing
                               quantitative management techniques; and a global growth
                               strategy (investing primarily in equity securities of issuers located in developed countries world wide including the U.S.).

Growth & Income Fund           Seeks to provide long-term growth of capital and secondarily, current income, through investment in common stocks and
                               equity-related securities.

Health Sciences Fund           Seeks long-term capital growth through investments primarily in the common stocks of companies engaged in the research,
                               development, production, or distribution of products or services related to health care, medicine, or the life sciences.

Inflation Protected Fund       Seeks maximum real return, consistent with appreciation of capital and prudent investment management. The fund invests in inflation-indexed fixed income securities issued by U.S. and non-
                               U.S. governments and corporations.

International Equities Fund    Seeks to provide long-term growth of capital through
                               investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers. The Sub-Adviser utilizes both passive and active investment strategies.

                        INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
                        --------------------                             -----------------------
Seeks long-term growth of capital by investing primarily in equity     Adviser: VALIC
securities of companies located outside the U.S., including            Sub-Adviser: Templeton
emerging markets.                                                      Global Advisors Limited

Seeks capital appreciation by investing primarily in                   Adviser: VALIC
equity securities of companies worldwide and of any                    Sub-Adviser: BlackRock
market capitalization.                                                 Financial Management, Inc.

Seeks high total return through long-term growth of capital            Adviser: VALIC
and current income by investing primarily in a diversified             Sub-Adviser: Invesco
portfolio of equity investments in real estate and real                Advisers, Inc. and
estate-related companies.                                              Goldman Sachs Asset
                                                                       Management, L.P.

Seeks to obtain growth of capital through investment, primarily        Adviser: VALIC
in common stocks, in companies which meet the social criteria          Sub-Adviser: PineBridge
established for the fund. The fund will typically invest in stocks of  Investments, LLC large capitalization companies domiciled in the U.S., Europe,
Japan and other developed markets. The fund does not invest in companies that are significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems; the manufacture of alcoholic beverages or tobacco
products; the operation of gambling casinos; business practices or the production of products that have a severe impact on the environment; labor relations/labor disputes; or that have
operations in countries with significant human rights concerns.

Seeks high total return by investing in equity securities of           Adviser: VALIC
companies in any country, fixed income (debt) securities of            Sub-Adviser: Franklin
companies and governments of any country, and in money                 Advisers, Inc. and Templeton
market instruments.                                                    Investment Counsel, LLC

Seeks high current income and protection of capital through            Adviser: VALIC
investments in intermediate- and long-term U.S. government and         Sub-Adviser: SunAmerica
government-sponsored debt securities.                                  Asset Management Corp.

Seeks long-term capital growth by using distinct investment            Adviser: VALIC
strategies: a growth strategy (investing primarily in larger sized     Sub-Advisers: American
U.S. companies); a disciplined growth strategy utilizing               Century Global Investment
quantitative management techniques; and a global growth                Management, Inc. and
strategy (investing primarily in equity securities of issuers          American Century Investment
located in developed countries world wide including the U.S.).         Management, Inc.

Seeks to provide long-term growth of capital and secondarily,          Adviser: VALIC
current income, through investment in common stocks and                Sub-Adviser: SunAmerica
equity-related securities.                                             Asset Management Corp.

Seeks long-term capital growth through investments primarily in        Adviser: VALIC
the common stocks of companies engaged in the research,                Sub-Adviser: T. Rowe Price
development, production, or distribution of products or services       Associates, Inc.
related to health care, medicine, or the life sciences.

Seeks maximum real return, consistent with appreciation of             Adviser: VALIC
capital and prudent investment management. The fund invests in         Sub-Adviser: PineBridge
inflation-indexed fixed income securities issued by U.S. and non-      Investments, LLC
U.S. governments and corporations.

Seeks to provide long-term growth of capital through                   Adviser: VALIC
investments primarily in a diversified portfolio of equity and         Sub-Adviser: PineBridge
equity-related securities of foreign issuers. The Sub-Adviser          Investments, LLC
utilizes both passive and active investment strategies.

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
   ------------------------                           --------------------                            -----------------------
International Government       Seeks high current income through investments primarily in          Adviser: VALIC
Bond Fund                      investment grade debt securities issued or guaranteed by foreign    Sub-Adviser: PineBridge
                               governments. This fund is classified as "non-diversified" because   Investments, LLC
                               it expects to concentrate in certain foreign government
                               securities. Also, the fund attempts to have all of its investments payable in foreign securities. The fund may convert its cash to foreign currency.

International Growth I Fund    Seeks capital growth through investments primarily in equity        Adviser: VALIC
                               securities of issuers in developed foreign countries. The Sub-      Sub-Adviser: American
                               Adviser uses an investment strategy it developed to invest in       Century Global Investment
                               stocks it believes will increase in value over time.                Management, Inc., Invesco
                                                                                                   Advisers, Inc. and
                                                                                                   Massachusetts Financial
                                                                                                   Services Company

Large Cap Core Fund            Seeks capital growth with the potential for current income by       Adviser: VALIC
                               investing in the common stocks of large-sized U.S. companies        Sub-Adviser: Wells Capital
                               (i.e., companies whose market capitalization falls within the       Management Incorporated
                               range tracked in the Russell 1000(R) Index). The Sub-Adviser may invest in both growth and value-oriented equity securities.

Large Capital Growth Fund      Seeks to provide long-term growth of capital by investing in        Adviser: VALIC
                               securities of large-cap companies that the Sub-Advisers believe     Sub-Adviser: Invesco
                               have the potential for above-average growth in revenues and         Advisers, Inc. and
                               earnings (i.e., companies whose market capitalization falls within  SunAmerica Asset
                               the range tracked in the Russell 1000(R) Index).                    Management Corp.

Mid Cap Index Fund             Seeks to provide growth of capital through investments primarily    Adviser: VALIC
                               in a diversified portfolio of common stocks that, as a group, are   Sub-Adviser: SunAmerica
                               expected to provide investment results closely corresponding to     Asset Management Corp.
                               the performance of the S&P MidCap 400(R) Index.

Mid Cap Strategic Growth Fund  Seeks long-term capital growth by investing primarily in growth-    Adviser: VALIC
                               oriented equity securities of U.S. mid-cap companies and, to a      Sub-Adviser: Morgan Stanley
                               limited extent, foreign companies.                                  Investment Management, Inc.
                                                                                                   and PineBridge Investments,
                                                                                                   LLC

Money Market I Fund            Seeks liquidity, protection of capital and current income through   Adviser: VALIC
                               investments in short-term money market instruments.                 Sub-Adviser: SunAmerica
                                                                                                   Asset Management Corp.

Nasdaq-100(R) Index Fund       Seeks long-term capital growth through investments in the           Adviser: VALIC
                               stocks that are included in the Nasdaq-100 Index(R). The fund is a  Sub-Adviser: SunAmerica
                               non-diversified fund, meaning that it can invest more than 5% of    Asset Management Corp.
                               its assets in the stock of one company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Science & Technology Fund      Seeks long-term capital appreciation through investments            Adviser: VALIC
                               primarily in the common stocks of companies that are expected       Sub-Adviser: T. Rowe Price
                               to benefit from the development, advancement, and use of            Associates, Inc., RCM Capital
                               science and technology. Several industries are likely to be         Management LLC and
                               included, such as electronics, communications, e-commerce,          Wellington Management
                               information services, media, life sciences and health care,         Company, LLP
                               environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology, energy equipment and services and electronic manufacturing.

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE
   ------------------------                           --------------------
Small Cap Aggressive           Seeks capital growth by investing in equity securities of small
Growth Fund                    U.S. companies (i.e., companies whose market capitalization falls within the Russell 2000(R) Index).

Small Cap Fund                 Seeks to provide long-term capital growth by investing primarily in the stocks of small companies, with market capitalizations at the time of purchase which fall 1) within or below range of companies in either the current Russell 2000(R) or S&P SmallCap
                               600(R) Indices, or 2) below the three-year average maximum market cap of companies in the index as of December 31 of the three preceding years.

Small Cap Index Fund           Seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the
                               Sub-Adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

Small Cap Special Values Fund  Seeks to produce growth of capital by investing primarily in common stocks of small U.S. companies. The Sub-Advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk.


Small-Mid Growth Fund          Seeks to achieve its investment goal by investing primarily in stocks of U.S. companies with small and medium market
                               capitalizations that the Sub-Adviser believes have the potential for above average growth.

Stock Index Fund               Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the
                               S&P 500(R) Index.

Value Fund                     Seeks capital appreciation through investments primarily in common stocks of large U.S. companies, focusing on value
                               stocks that the Sub-Adviser believes are currently undervalued by the market.

VALIC COMPANY II

Aggressive Growth              Seeks growth through investments in a combination of the
Lifestyle Fund                 different funds offered in VALIC Company I and VALIC
                               Company II. The indirect holdings for this fund of funds are primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers.

Capital Appreciation Fund      Seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

Conservative Growth            Seeks current income and low to moderate growth of capital
Lifestyle Fund                 through investments in a combination of the different funds offered in VALIC Company I and VALIC Company II. The indirect holdings for this fund of funds are primarily in fixed-income securities of domestic and foreign issuers and equity securities of domestic companies.

                       INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
                       --------------------                             -----------------------
Seeks capital growth by investing in equity securities of small      Adviser: VALIC
U.S. companies (i.e., companies whose market capitalization falls    Sub-Adviser: Wells Capital
within the Russell 2000(R) Index).                                   Management Incorporated

Seeks to provide long-term capital growth by investing primarily     Adviser: VALIC
in the stocks of small companies, with market capitalizations at     Sub-Adviser: Invesco
the time of purchase which fall 1) within or below range of          Advisers, Inc., T. Rowe Price
companies in either the current Russell 2000(R) or S&P SmallCap      Associates, Inc. and
600(R) Indices, or 2) below the three-year average maximum           Bridgeway Capital
market cap of companies in the index as of December 31 of the        Management, Inc.
three preceding years.

Seeks to provide growth of capital through investment primarily      Adviser: VALIC
in a diversified portfolio of common stocks that, as a group, the    Sub-Adviser: SunAmerica
Sub-Adviser believes may provide investment results closely          Asset Management Corp.
corresponding to the performance of the Russell 2000(R) Index.

Seeks to produce growth of capital by investing primarily in         Adviser: VALIC
common stocks of small U.S. companies. The Sub-Advisers look         Sub-Adviser: Dreman Value
for significantly undervalued companies that they believe have the   Management, LLC and Wells
potential for above-average appreciation with below-average risk.    Capital Management
                                                                     Incorporated

Seeks to achieve its investment goal by investing primarily in       Adviser: VALIC
stocks of U.S. companies with small and medium market                Sub-Adviser: Wells Capital
capitalizations that the Sub-Adviser believes have the potential     Management Incorporated
for above average growth.

Seeks long-term capital growth through investment in common          Adviser: VALIC
stocks that, as a group, are expected to provide investment          Sub-Adviser: SunAmerica
results closely corresponding to the performance of the              Asset Management Corp.
S&P 500(R) Index.

Seeks capital appreciation through investments primarily in          Adviser: VALIC
common stocks of large U.S. companies, focusing on value             Sub-Adviser:
stocks that the Sub-Adviser believes are currently undervalued by    OppenheimerFunds, Inc.
the market.



Seeks growth through investments in a combination of the             Adviser: VALIC
different funds offered in VALIC Company I and VALIC                 Sub-Adviser: PineBridge
Company II. The indirect holdings for this fund of funds are         Investments, LLC
primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers.

Seeks long-term capital appreciation by investing primarily in a     Adviser: VALIC
broadly diversified portfolio of stocks and other equity securities  Sub-Adviser: Bridgeway
of U.S. companies.                                                   Capital Management, Inc.

Seeks current income and low to moderate growth of capital           Adviser: VALIC
through investments in a combination of the different funds          Sub-Adviser: PineBridge
offered in VALIC Company I and VALIC Company II. The indirect        Investments, LLC
holdings for this fund of funds are primarily in fixed-income securities of domestic and foreign issuers and equity securities of domestic companies.

--------------------------------------------------------------------------------

   VARIABLE ACCOUNT OPTIONS                             INVESTMENT OBJECTIVE
   ------------------------                             --------------------
Core Bond Fund                  Seeks the highest possible total return consistent with the conservation of capital through investments in medium- to high-
                                quality fixed income securities. These securities include
                                corporate debt securities of domestic and foreign companies, securities issued or guaranteed by the U.S. government, and mortgage-backed, or asset-backed securities.

High Yield Bond Fund            Seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed income securities. These securities are below-investment-grade and are commonly
                                referred to as junk bonds.

International Small Cap         Seeks to provide long-term capital appreciation through equity
Equity Fund                     and equity-related securities of small cap companies throughout the world, excluding the U.S.


Large Cap Value Fund            Seeks to provide total returns that exceed over time the Russell
                                1000(R) Value Index through investment in equity securities. The
                                Russell 1000(R) Value Index is a sub-index of the Russell 3000(R)
                                Index, which follows the 3,000 largest U.S. companies, based on total market capitalization.

Mid Cap Growth Fund             Seeks long-term capital appreciation principally through
                                investments in medium-capitalization equity securities, such as common and preferred stocks and securities convertible into common stocks. The Sub-Adviser defines mid-sized companies as companies that are included in the Russell MidCap(R) Index.

Mid Cap Value Fund              Seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented
                                investment approach. Mid-capitalization companies include
                                companies with a market capitalization equaling or exceeding
                                $500 million, but not exceeding the largest market capitalization of the Russell MidCap(R) Index range.

Moderate Growth Lifestyle Fund  Seeks growth and current income through investments in a combination of the different funds offered in VALIC Company I and VALIC Company II. This fund of funds indirect holdings are primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies.

Money Market II Fund            Seeks liquidity, protection of capital and current income through investments in short-term money market instruments.


Small Cap Growth Fund           Seeks long-term capital growth through investments primarily in the equity securities of small companies with market caps at the time of purchase, equal to or less than the largest company in the Russell 2000(R) Index during most recent 12-month period.

                        INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
                        --------------------                            -----------------------
Seeks the highest possible total return consistent with the           Adviser: VALIC
conservation of capital through investments in medium- to high-       Sub-Adviser: PineBridge
quality fixed income securities. These securities include             Investments, LLC
corporate debt securities of domestic and foreign companies, securities issued or guaranteed by the U.S. government, and
mortgage-backed, or asset-backed securities.

Seeks the highest possible total return and income consistent         Adviser: VALIC
with conservation of capital through investment in a diversified      Sub-Adviser: Wellington
portfolio of high yielding, high risk fixed income securities. These  Management Company, LLP securities are below-investment-grade and are commonly
referred to as junk bonds.

Seeks to provide long-term capital appreciation through equity        Adviser: VALIC
and equity-related securities of small cap companies throughout       Sub-Adviser: PineBridge
the world, excluding the U.S.                                         Investments, LLC and Invesco
                                                                      Advisers, Inc.

Seeks to provide total returns that exceed over time the Russell      Adviser: VALIC
1000(R) Value Index through investment in equity securities. The      Sub-Adviser: SSgA Funds
Russell 1000(R) Value Index is a sub-index of the Russell 3000(R)     Management, Inc.*
Index, which follows the 3,000 largest U.S. companies, based on total market capitalization.

Seeks long-term capital appreciation principally through              Adviser: VALIC
investments in medium-capitalization equity securities, such as       Sub-Adviser: Invesco
common and preferred stocks and securities convertible into           Advisers, Inc.
common stocks. The Sub-Adviser defines mid-sized companies
as companies that are included in the Russell MidCap(R) Index.

Seeks capital growth, through investment in equity securities of      Adviser: VALIC
medium capitalization companies using a value-oriented                Sub-Adviser: FAF Advisors,
investment approach. Mid-capitalization companies include             Inc. and Wellington
companies with a market capitalization equaling or exceeding          Management Company, LLP
$500 million, but not exceeding the largest market capitalization of the Russell MidCap(R) Index range.

Seeks growth and current income through investments in a              Adviser: VALIC
combination of the different funds offered in VALIC Company I         Sub-Adviser: PineBridge
and VALIC Company II. This fund of funds indirect holdings are        Investments, LLC
primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies.

Seeks liquidity, protection of capital and current income through     Adviser: VALIC
investments in short-term money market instruments.                   Sub-Adviser: SunAmerica
                                                                      Asset Management Corp.

Seeks long-term capital growth through investments primarily in       Adviser: VALIC
the equity securities of small companies with market caps at the      Sub-Adviser: JPMorgan
time of purchase, equal to or less than the largest company in        Investment Management Inc.
the Russell 2000(R) Index during most recent 12-month period.

--------
* In April 2010, the Board of Trustees of VALIC Company II approved the termination of the current sub-advisory agreement with SSgA Funds Management, Inc. and approved The Boston Company Asset Management, LLC and Janus Capital Management, LLC as new co-Sub-Advisers. The change of Sub-Advisers will become effective on or about June 7, 2010.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
 ------------------------                          --------------------                             -----------------------
Small Cap Value Fund       Seeks to provide maximum long-term return, consistent with             Adviser: VALIC Sub-Adviser:
                           reasonable risk to principal, by investing primarily in securities of  JPMorgan Investment
                           small-capitalization companies in terms of revenue and/or market       Management Inc.,
                           capitalization. Small-cap companies are companies whose                SunAmerica Asset
                           market capitalization is equal to or less than the largest             Management Corp. and
                           company in the Russell 2000(R) Index during the most recent            Metropolitan West Capital
                           12-month period.                                                       Management, LLC

Socially Responsible Fund  Seeks to obtain growth of capital through investment, primarily        Adviser: VALIC
                           in equity securities, of U.S. companies which meet the social          Sub-Adviser: SunAmerica
                           criteria established for the fund. The fund does not invest in         Asset Management Corp.
                           companies that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems;
                           the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the
                           production of products that significantly pollute the environment;
                           labor relations/labor disputes; or significant workplace violations.

Strategic Bond Fund        Seeks the highest possible total return and income consistent          Adviser: VALIC
                           with conservation of capital through investment in a diversified       Sub-Adviser: PineBridge
                           portfolio of income producing securities. The fund invests in a        Investments, LLC
                           broad range of fixed-income securities, including investment-
                           grade bonds, U.S. government and agency obligations,
                           mortgage-backed securities, and U.S., Canadian, and foreign high risk, high yield bonds.

A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, within 2 Business Days we will:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

--------------------------------------------------------------------------------


  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement with your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the

--------------------------------------------------------------------------------

Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit Value will decrease. In the case of negative yields, your investment in the Money Market I or II Fund will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible

--------------------------------------------------------------------------------

Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.


OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect a Living Benefit on or after your original Contract issue date (the "Endorsement Date"), subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

Below is a high level summary of the optional Living Benefits offered in your Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, you could be eligible for the Minimum Benefit Base, which is equal

--------------------------------------------------------------------------------

to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date. You may begin taking withdrawals as early as age 45 at 5%, 5.5% or 6%, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65).

LIVING BENEFIT OPTIONS -- SUMMARY

-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                               -------------                  -------------
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          One Covered Person: 6%         One Covered Person: 5.5%
WITHDRAWAL PERCENTAGE     anniversary: 5%                  Two Covered Persons: 5.5%      Two Covered Persons: 5%

                          On or after 5th Benefit Year
                          anniversary: 7%

                          On or after 10th Benefit Year
                          anniversary: 10%

                          On or after 20th Benefit Year
                          anniversary: 10%

                          On or after the Benefit
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
INCOME BASE                                                Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------

See "IncomeLOCK" and "IncomeLOCK Plus" below for a more detailed discussion of each of these Living Benefit options.

--------------------------------------------------------------------------------


Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Portfolios from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

                           INVESTMENT RESTRICTIONS
      INVESTMENT         -------------------------------
         GROUP            INCOMELOCK   INCOMELOCK PLUS    VARIABLE PORTFOLIOS AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum    20%-Minimum     Fixed Account Plus
Fixed Accounts                                          Short-Term Fixed Account
                         100%-Maximum   100%-Maximum    Capital Conservation Fund
                                                        Core Bond Fund
                                                        Government Securities Fund
                                                        Inflation Protected Fund
                                                        International Government Bond Fund
                                                        Money Market I Fund
                                                        Money Market II Fund
                                                        Strategic Bond Fund
                                                        Vanguard Long-Term Investment Grade Fund
                                                        Vanguard Long-Term Treasury Fund
-------------------------------------------------------------------------------------------------------

Group B: Equity Maximum  0%-Minimum     0%-Minimum      Aggressive Growth Lifestyle Fund
                                                        Asset Allocation Fund
                         70%-Maximum    70%-Maximum     Blue Chip Growth
                                                        Broad Cap Value Income Fund
                                                        Capital Appreciation Fund
                                                        Conservative Growth Lifestyle Fund
                                                        Core Equity Fund
                                                        Dividend Value Fund
                                                        Foreign Value Fund
                                                        Global Equity Fund
                                                        Global Social Awareness Fund
                                                        Global Strategy Fund
                                                        Growth Fund
                                                        Growth & Income Fund
                                                        High Yield Bond Fund
                                                        International Equities Fund
                                                        International Growth I Fund
                                                        Large Cap Core Fund
                                                        Large Capital Growth Fund
                                                        Large Cap Value Fund
                                                        Lou Holland Growth Fund
                                                        Mid Cap Index Fund
                                                        Mid Cap Value Fund
                                                        Moderate Growth Lifestyle Fund
                                                        Socially Responsible Fund
                                                        Stock Index Fund
                                                        Value Fund
                                                        Vanguard LifeStrategy Conservative Growth Fund
                                                        Vanguard LifeStrategy Growth Fund
                                                        Vanguard LifeStrategy Moderate Growth Fund
                                                        Vanguard Wellington Fund
                                                        Vanguard Windsor II Fund

--------------------------------------------------------------------------------

                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE PORTFOLIOS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group C: Limited Equity  0%-Minimum    0%-Minimum        Ariel Appreciation Fund
                                                         Ariel Fund
                         10%-Maximum   10%-Maximum       Global Real Estate Fund
                                                         Health Sciences Fund
                                                         International Small Cap Equity Fund
                                                         Mid Cap Growth Fund
                                                         Mid Cap Strategic Growth Fund
                                                         Nasdaq-100(R) Index Fund
                                                         Science and Technology Fund
                                                         Small Cap Aggressive Growth Fund
                                                         Small Cap Fund
                                                         Small Cap Growth Fund
                                                         Small Cap Index Fund
                                                         Small Cap Special Values Fund
                                                         Small Cap Value Fund
                                                         Small-Mid Growth Fund

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------
SunAmerica 2015 High Watermark Fund*
-------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------

--------
* Not available for new investments effective 2/12/2010.

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or systematic withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit Option is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. The company may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. The company will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while either Living Benefit is still in effect, we will automatically terminate the Benefit. If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract Year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning

--------------------------------------------------------------------------------

your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK and IncomeLOCK Plus may be elected any time, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

Living Benefits may not be appropriate for use with contributory qualified plans (401(k), 403(b), 457) or IRAs (traditional or Roth IRAs and SEPs) if you plan to make ongoing contributions. This is because the Living Benefits guarantee that only certain Purchase Payments are included in the Benefit Base.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the benefit anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

--------------------------------------------------------------------------------


On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


INCOMELOCK PLUS

You may elect IncomeLOCK Plus on or after your Contract issue date (the "Endorsement Date") to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base could be increased to equal at least 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Non-Qualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Non-Qualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

--------------------------------------------------------------------------------


Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage (MAWP) represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount (MAWA) that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage (PIPP) represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                      5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.

First, we determine the initial Benefit Base. If IncomeLOCK Plus is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first two years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus is selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years later. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

--------------------------------------------------------------------------------

withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to greater of the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted on www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If an investor sells fund shares valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the investor will not be able to make a purchase of $5,000 or more in that same fund for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain funds may set limits on transfers in and out of a fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, an investor's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

--------------------------------------------------------------------------------


Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more

--------------------------------------------------------------------------------

     than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.75% to 1.25% of the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce or waive the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

--------------------------------------------------------------------------------


In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.10% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. WE USE THESE FEES RECEIVED TO DIRECTLY REDUCE THE SEPARATE ACCOUNT CHARGES; THUS, THE NET SEPARATE ACCOUNT CHARGES ARE REFLECTED IN THE FEE TABLES. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.70% of the Benefit Base for all years in which the feature is in effect (0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                          MAXIMUM
                                                         ANNUALIZED
                                                          FEE RATE
                                                          DECREASE
                             INITIAL  MAXIMUM  MINIMUM  OR INCREASE
            NUMBER OF         ANNUAL   ANNUAL   ANNUAL  EACH BENEFIT
            COVERED PERSONS  FEE RATE FEE RATE FEE RATE   QUARTER*
            ---------------  -------- -------- -------- ------------
             One Covered
               Person.......   1.10%    2.20%    0.60%    +/-0.25%
             Two Covered
               Persons......   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

--------------------------------------------------------------------------------


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversaries. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

--------------------------------------------------------------------------------


VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

--------------------------------------------------------------------------------


PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form and mail it to our

--------------------------------------------------------------------------------

Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

--------------------------------------------------------------------------------


We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you

--------------------------------------------------------------------------------

can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in Appendix C to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation
Period, the Benefit Base can continue to be adjusted upward as

--------------------------------------------------------------------------------

described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other

--------------------------------------------------------------------------------

benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


We issue other fixed and/or variable annuity contracts (other contracts) in addition to Portfolio Director. These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director. If you elect to exercise one of these exchange offers, you should contact your financial advisor. An exchange may require the issuance of a Contract or may be subject to any other requirements that the Company may impose.

RESTRICTIONS ON EXCHANGE PRIVILEGE

We will impose certain general restrictions and rules on the exchange privileges.

  .   Partial exchanges are not permitted.

  . Exchanges from Portfolio Director to other contract forms are not permitted, except at the discretion of the Company.

  . This exchange privilege is only available for those other contracts listed below.

Additionally, if you have your money in a fixed account of one of the other contracts listed below, you must exchange directly into the Fixed Account Options of Portfolio Director. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

TAXES AND CONVERSION COSTS

We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director.

SURRENDER CHARGES

We will generally not impose existing surrender charges as a result of your electing to exchange from one of the other contracts.

For purposes of determining surrender charges, We often consider time in the contract. For SPQ-181 and SPQ-181-1 Contracts, the contract date for determining surrender charges

--------------------------------------------------------------------------------

under Portfolio Director will be the SPQ-181 and SPQ-181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director, the contract date for surrender charges purposes becomes January 1, 1994.

For any other contract, the contract date for determining surrender charges under Portfolio Director will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director.)

If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider Purchase Payments in the other contract to have been transferred to Portfolio Director for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for surrender charge purposes.

The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

EXCHANGE OFFERS FOR CONTRACTS OTHER THAN PORTFOLIO DIRECTOR

The following other contracts may be exchanged.

  .   V-Plan Contracts (IFA-582 and GFA-582 Contracts)

  .   Compounder Contracts (C-1-75 and IFA-78 Contracts)

  .   Independence Plus Contracts (UIT-585 and UITG-585 Contracts)

  .   Impact Contracts (UIT-981 Contracts)

  .   SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)

  .   FSPA-75, FSPA-73-3, FSPA-779 Contracts

  .   SPQ-181, SPQ-181-1 Contracts

  .   CTA 978 Contract

  .   TFA-379 Contract

  .   SDA-578, SDA-773-T Contract

  .   IRA-579 Contracts

Portfolio Director will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

COMPARISON OF CONTRACTS

You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director. A more detailed comparison of the features, charges, and restrictions between each above listed other contract and Portfolio Director is provided in the Statement of Additional Information.

For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to the other contract's most recently dated prospectus for a complete description of the contract terms and conditions.

FEATURES OF PORTFOLIO DIRECTOR

In deciding whether you want to exercise these exchange privileges, you should consider the following features of Portfolio Director.

  .   Portfolio Director has more investment options from which to select.

  . Portfolio Director has several publicly available mutual funds as variable account options.

  . The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

  .   Portfolio Director has an Interest Guaranteed Death Benefit.

  . Portfolio Director's Fund fees and charges are different than the other contracts and in some cases may be higher.

  . Different series of Portfolio Director may charge fees higher or lower than other series of Portfolio Director.

  . Portfolio Director's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

--------------------------------------------------------------------------------


As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
           OR
           100% of Purchase Payments invested in Variable
           Account Options
       -   (MINUS)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (PLUS)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

         A. 100% of Purchase Payments
         -  (MINUS)
         B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
         +  (PLUS)
         C. Interest on the result of A minus B at the rate of up to 3% annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

--------------------------------------------------------------------------------


DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the

--------------------------------------------------------------------------------

surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 20 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

--------------------------------------------------------------------------------


For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA").

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

--------------------------------------------------------------------------------


On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that was part of the employer's 403(b) plan or that was subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that

--------------------------------------------------------------------------------

ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

  . A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

  . A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

  .   Taxable accounts such as savings accounts.

                                    [CHART]

               TAX         NON-QUALIFIED CONTRACT        TAX-DEFERRED
             ACCOUNT        TAX-DEFERRED ANNUITY           ANNUITY
            ---------      ----------------------        ------------
10 Years     $13,978                $14,716                 $19,621
20 Years      32,762                 36,499                  48,665
30 Years      58,007                 68,743                  91,657


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON

                                                 TAX-FAVORED
                                                 RETIREMENT  TAXABLE
                                                   PROGRAM   ACCOUNT
                                                 ----------- -------
            Annual amount available for savings
              before federal taxes..............   $2,400    $2,400
            Current federal income tax due on
              Purchase Payments.................        0    $ (600)
            Net retirement plan
              Purchase Payments.................   $2,400    $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


The Separate Account has been named as a party-defendant in a purported class action lawsuit filed in the United States District Court for the District of Arizona in December 2009 (John Hall and Brenda Hall, et al. v. The Variable Annuity Life Insurance Company et al.). There are no other pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----
          General Information...................................   3
          Federal Tax Matters...................................   3
             Economic Growth and Tax Relief Reconciliation Act
               of 2001..........................................   3
             Tax Consequences of Purchase Payments..............   4
             Tax Consequences of Distributions..................   6
             Special Tax Consequences -- Early Distribution.....   8
             Special Tax Consequences --
               Required Distributions...........................   9
             Tax Free Rollovers, Transfers and Exchanges........  10
          Exchange Privilege....................................  11
             Exchanges From Independence Plus Contracts.........  11
             Exchanges From V-Plan Contracts....................  12
             Exchanges From SA-1 and SA-2 Contracts.............  13
             Exchanges From Impact Contracts....................  15
             Exchanges From Compounder Contracts................  16
             Information That May Be Applicable To
               Any Exchange.....................................  16

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  17
             Illustration of Surrender Charge on
               Total Surrender..................................  17
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  17
          Purchase Unit Value...................................  18
             Illustration of Calculation of Purchase Unit Value.  19
             Illustration of Purchase of Purchase Units.........  19
          Calculation of MVA Option.............................  19
          Payout Payments.......................................  20
             Assumed Investment Rate............................  20
             Amount of Payout Payments..........................  20
             Payout Unit Value..................................  21
             Illustration of Calculation of Payout Unit Value...  21
             Illustration of Payout Payments....................  21
          Distribution of Variable Annuity Contracts............  21
          Experts...............................................  22
          Comments on Financial Statements...................... ..22

   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
                                                       FEE RATE
                                                      DECREASE OR
                                                       INCREASE
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM     EACH
              COVERED       ANNUAL   ANNUAL   ANNUAL    BENEFIT
              PERSONS      FEE RATE FEE RATE FEE RATE  QUARTER*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

--------------------------------------------------------------------------------


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

             The Annual Fee Rate of 0.56% is lower than the Minimum
             Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5.5% of the Benefit Base (5.5% x $108,000 = $5,940). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,940 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 6,360
              2nd     $333,000 $324,000  $300,000   $18,000  $19,440
              3rd     $333,000 $342,000  $300,000   $18,000  $20,520
              4th     $333,000 $360,000  $300,000   $18,000  $21,600
              5th     $363,000 $409,800  $330,000   $19,800  $24,588
              6th     $413,000 $429,600  $330,000   $19,800  $25,776

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount would be $19,440 if you were to start taking withdrawals after the 2nd Contract anniversary (6% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your

--------------------------------------------------------------------------------

Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 6%, your Maximum Annual Withdrawal Amount would be $25,776 (6% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $25,776 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,940
             2nd     $118,000 $118,000  $118,000       N/A*   $6,490
             3rd     $107,000 $127,440  $118,000   $ 9,440    $7,009
             4th     $110,000 $136,880  $118,000   $ 9,440    $7,528
             5th     $150,000 $150,000  $150,000       N/A*   $8,250
             6th     $145,000 $162,000  $150,000   $12,000    $8,910

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,910 (5.5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,910 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,910), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,910), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,910. Your Account Value after this portion of the withdrawal is $100,500 ($109,410 -- $8,910), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,020 / $100,500 = 4%). The Benefit Base is adjusted to $155,520, or $162,000 x 96%. The Income Credit Base is adjusted to $144,000, or $150,000 x 96%. Your new Income Credit is 8% of your new Income Credit Base (8% x $144,000), which equals $11,520. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($155,520 x 5.5%), which equals $8,553.60. Therefore, if you do not take additional excess withdrawals, you may take up to $8,553.60 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $155,520, then your Protected Income Payment is 4% of the Benefit Base (4% x $155,520 = $6,220.80). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,220.80 each year as long as the Covered Person(s) is(are) alive.

--------------------------------------------------------------------------------


EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $ 7,080
             4th      $103,000 $124,000  $100,000   $6,000   $ 7,440
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,800
             6th      $103,000 $136,000  $100,000   $6,000   $ 8,160
             7th      $103,000 $142,000  $100,000   $6,000   $ 8,520
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,880
             9th      $103,000 $154,000  $100,000   $6,000   $ 9,240
             10th     $103,000 $160,000  $100,000   $6,000   $ 9,600
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,960
             12th     $103,000 $200,000  $200,000      N/A*  $12,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $12,000 (6% of the $200,000 Benefit
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $12,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $7,080
             4th      $103,000 $124,000  $100,000   $6,000   $7,440
             5th      $103,000 $130,000  $100,000   $6,000   $7,800
             6th      $103,000 $136,000  $100,000   $6,000   $8,160
             7th      $103,000 $142,000  $100,000   $6,000   $8,520
             8th      $103,000 $148,000  $100,000   $6,000   $8,880
             9th      $ 98,560 $151,000  $100,000   $3,000   $9,060
             10th     $ 91,010 $152,000  $100,000   $1,000   $9,120

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,880 (6% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 6%, your new Maximum Annual Withdrawal Amount will be $9,120 (6% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $9,120 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

                 APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the Benefit Anniversary following the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

During your 6th Benefit Anniversary, after your 5th Benefit anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is

--------------------------------------------------------------------------------

reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal. This is accomplished by taking the Benefit Base on the prior Benefit Anniversary ($120,000) less the portion of your withdrawal that is not the Excess Withdrawal ($8,400) and multiplying this result ($111,600) by 1 minus the Excess Withdrawal ($3,288) divided by the sum of the Account Value on the Benefit Anniversary ($118,000) and the Excess Withdrawal ($3,288) or ($118,000 + $3,288 = $121,288). This calculation equals
$108,576 [$111,600 x (1 - $3,288/$121,288) or $111,600 x 97.29%, which equals
$108,576]. Your Benefit Base is $108,312, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,312 divided by 13.28), which equals $8,156.02.

                 PART B - STATEMENT OF ADDITIONAL INFORMATION

Incorporated by reference to Form N-4, Post-Effective Amendment No. 10 under the Securities Act of 1933 and Amendment No. 158 under The Investment Company Act of 1940, File Nos. 333-137492 and 811-03240, filed on April 30, 2010,
Accession No. 0001193125-10-101439.

                              Portfolio Director
                             Portfolio Director 2
                            Portfolio Director Plus
                 Fixed and Variable Deferred Annuity Contracts

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements:
     (i) Audited Financial Statements - The Variable Annuity Life Insurance Company To be filed by amendment.

     (ii)Audited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A To be filed by amendment.

(b) Exhibits

1. Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A. (1)
1(b). Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors. (8)
2.       Not Applicable.
3(a). Underwriting Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc. (2)
4(a).    Specimen Individual Annuity Contract. (Form UIT-194). (1)
4(b)(i). Specimen Group Annuity Contract. (Form UITG-194). (1) 4(b)(ii).Specimen Individual Non-Qualified Annuity Contract. (Form UITN-194).
         (1)
4(b)(iii).Specimen Certificate of Participation under Group Annuity Contract
          (Form UITG-194P). (1)
4(b)(iv).Specimen Individual Retirement Account Annuity Contract. (Form
         UIT-IRA-194). (1)
4(b)(v). Specimen Simplified Employee Pension Contract (Form UIT-SEP-194). (1) 4(b)(vi).Specimen Endorsement to Group Annuity Contract or Certificate of
         Participation under Group Annuity Contract. (Form UITG-194-RSAC), effective upon issuance. (3)
4(b)(vii).Specimen SIMPLE Individual Retirement Annuity Contract (Form
          UIT-SIMPLE-897). (4)
4(b)(viii).Specimen Portfolio Director Endorsement to Individual Annuity
           Contract (Form IPD-798). (4)
4(b)(ix).Specimen Portfolio Director Individual Retirement Annuity (IRA)
         Endorsement to Individual Retirement Account Annuity Contract (Form IPDIRA-798). (4)
4(b)(x). Specimen Portfolio Director Non-Qualified Deferred Annuity (NQDA)
         Endorsement to Individual Non-Qualified Annuity Contract (Form IPDN-798). (4)
4(b)(xi).Specimen Economic Growth and Tax Relief Reconciliation Act ("EGTRRA")
         Retirement Plan Annuity Contract Endorsement (Form EGTR-302). (8) 4(b)(xii).Specimen EGTRRA Individual Retirement Annuity Endorsement (Form
          EGTRIRA 802). (8)
4(b)(xiii).Specimen EGTRRA Roth Individual Retirement Annuity Endorsement (Form
           ROTHEGTR-802). (8)
4(b)(xiv).Form of Guaranteed Minimum Withdrawal Benefit Endorsement. (9) 4(b)(xv).Form of Premium Enhancement Credit Endorsement on First-Year
         Contributions. (12)
4(b)(xvi).Form of Premium Enhancement Credit Endorsement on Eligible Deposits.
          (12)
4(b)(xvii).Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement.
           (Filed herewith)
5(a)(i). Specimen Application for Portfolio Director/Portfolio Director
         2/Portfolio Director Plus Fixed and Variable Annuity for use with all plan types except Individual Retirement Annuities (IRA), Simplified Employee Pension Plan (SEP), and Non-Qualified Deferred Annuities
         (NQDA). (8)
5(a)(ii).Specimen Application for Portfolio Director/Portfolio Director
         2/Portfolio Director Plus Fixed and Variable Annuity for use with Individual Retirement Annuities (IRA), Simplified Employee Pension Plans (SEP), and Non-Qualified Deferred Annuities (NQDA). (8)

5(b).    Specimen Group Master Application. (8)
6(a). Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989. (1)
6(b). Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990 (1)
6(c). Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through August 3, 2006. (10)
7.       Not Applicable.
8(a). (1) Participation Agreement between The Variable Annuity Life Insurance Company and Vanguard Group, Inc. (5)
         (2) Amendment No. 1 to Participation Agreement between The Variable Annuity Life Insurance Company and The Vanguard Group, Inc., effective July 17, 1998. (6)
8(b)(i). Form of Participation Agreement between The Variable Annuity Life
         Insurance Company, Ariel Investment Trust and Ariel Distributors, Inc. dated November 7, 2000. (7)
8(b)(ii).Form of Administrative Services Agreement between The Variable Annuity
         Life Insurance Company and Ariel Distributors, Inc. (7)
8(c)(i). Form of Participation Agreement among The Variable Annuity Life
         Insurance Company, Forum Funds and Holland Capital Management LLC dated as of January 28, 2010. (14)
8(c)(ii).Form of Administrative Services Agreement between The Variable Annuity
         Life Insurance Company and Holland Capital Management, L.P. dated November 1, 2000. (7)
9.       Opinion of Counsel and Consent of Depositor. (11)
10. Consent of Independent Registered Public Accounting Firm. To be filed by amendment.
11.      Not Applicable.
12.      Not Applicable.
13.      Calculation of standard and nonstandard performance information. (3)
14(a)    Powers of Attorney - The Variable Annuity Life Insurance Company (14)
14(b)    Powers of Attorney - The Variable Annuity Life Insurance Company. (13)
15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (1)

/(1)/ Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.

/(2)/ Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

/(3)/ Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.

/(4)/ Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.

/(5)/ Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.

/(6)/ Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998, Accession No. 0000950129-98-003727.

/(7)/ Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000, Accession No. 0000950129-00-005232.

/(8)/ Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession No. 0000899243-03-000987.

/(9)/ Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession No. 0000354912-06-000020.

/(10)/ Incorporated by reference to Initial Form N-4 (File
       No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession
       No. 0001193125-06-206012.

/(11)/ Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 15, 2006, Accession
       No. 0001193125-06-254482.

/(12)/ Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 25, 2007, Accession
       No. 0000354912-07-000021.

/(13)/ Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 22, 2008, Accession
       No. 0001193125-08-036236.

/(14)/ Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession
       No. 0001193125-10-101439.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

                                POSITIONS AND OFFICES HELD WITH
                 NAMES          DEPOSITOR
                 -----          -------------------------------

         Bruce R. Abrams        Director, President and Chief
                                Executive Officer
         Michael J. Akers       Director & Executive Vice President
         Stephen L. Blake       Director & Compensation Committee
         Jim Coppedge           Director, Senior Vice President &
                                  General Counsel
         N. Scott Gillis*       Director, Senior Vice President &
                                  Principal Financial Officer
         Roger E. Hahn          Director & Investment Officer
         Sharla Jackson **      Director, Executive Vice President -
                                  Operations
         Dean Miller ***        Director
         Shawn Duffy            Executive Vice President
         Greg Garvin            Executive Vice President
         Glenn Harris           Executive Vice President
         Leslie K. Bates        Senior Vice President
         Kurt W. Bernlohr       Senior Vice President
         Robert M. Beuerlein    Senior Vice President & Appointed
                                  Actuary
         Lillian Caliman        Senior Vice President & Divisional
                                  Chief Information Officer
         Craig S. Cheyne        Senior Vice President
         Evelyn Curran          Senior Vice President
         David H. den Boer      Senior Vice President & Chief
                                  Compliance Officer
         Laurel Ludden          Senior Vice President
         Joseph P. McKernan     Senior Vice President - Information
                                  Technology
         Thomas G. Norwood      Senior Vice President - Broker/Dealer
                                  Operations
         Brenda Simmons         Senior Vice President
         Bob Architect          Vice President
         Richard L. Bailey      Vice President -Group Actuarial
         David E. Ballard****   Vice President
         William B. Bartelloni  Vice President
         Mary C. Birmingham     Vice President
         Richard A. Combs       Vice President -Actuarial
         Neil J. Davidson       Vice President -Actuarial

         Robin Farris           Vice President
         Darlene Flagg          Vice President - Case Development
         Mark D. Foster         Vice President -VFA Compensation
         David W. Hilbig        Vice President - Education Services &
                                  Marketing Communications
         Eric B. Holmes         Vice President
         Michael R. Hood        Vice President
         Jeffrey M. Hughes      Vice President
         Richard D. Jackson     Vice President
         Joanne M. Jarvis       Vice President - Sales Planning &
                                  Reporting
         Dave Jorgensen         Vice President and Controller
         Glen D. Keller         Vice President
         Joan M. Keller         Vice President - Client Service
                                  Processing
         Ted G. Kennedy         Vice President - Government Relations
         Calvin King            Vice President - North Houston CCC
         Frank A. Kophamel      Vice President
         John Malcolm           Vice President
         Lou McNeal             Vice President
         Michael M. Mead****    Vice President
         Rembert R. Owen, Jr.   Vice President & Assistant Secretary
         John N. Packs          Vice President
         William J. Rapp        Vice President
         Phillip W. Schraub     Vice President
         Cynthia S. Seeman      Vice President
         Cindy Short            Vice President
         Kathryn T. Smith       Vice President
         Stephen J. Stone       Vice President
         Katherine Stoner       Vice President & Secretary
         Richard Turner         Vice President - Retirement Services
                                  Tax
         Krien VerBerkmoes      Vice President - Sales Compliance
         Thomas M. Ward         Vice President
         Thomas H. McMeekin***  Investment Officer
         Locklan O. McNew       Investment Officer
         Russell Lessard        Chief AML Officer
         W. Larry Mask          Real Estate Investment Officer &
                                  Assistant Secretary
         Daniel R. Cricks       Tax Officer
         Tracey E. Harris       Assistant Secretary
         Debra L. Herzog        Assistant Secretary
         Paula G. Payne         Assistant Secretary
         Connie E. Pritchett**  Assistant Secretary
         John Fleming           Assistant Treasurer
         Linda L. Pinney        Assistant Treasurer
         Robert C. Bauman       Assistant Vice President
         Paul Hoepfl            Assistant Vice President
         Joyce Bilski           Administrative Officer
         Kara R. Boling         Administrative Officer
         Sandra K. Breyman      Administrative Officer
         Fred Caldwell          Administrative Officer
         Mary Linda Crager      Administrative Officer
         Ginger Evans           Administrative Officer
         Debbie G. Fewell**     Administrative Officer
         Tom Goodwin            Administrative Officer
         Wendy Green**          Administrative Officer
         John Griggs            Administrative Officer
         Carolyn Gutierrez      Administrative Officer
         Freda Lee              Administrative Officer
         David Malleck**        Administrative Officer
         Joella McPherson       Administrative Officer
         Steven Mueller         Administrative Officer
         Sheryl Reed            Administrative Officer
         Carolyn Roller**       Administrative Officer

          Jennifer E. Sailors  Administrative Officer
          Brian Silver         Administrative Officer
          Diana Smirl**        Administrative Officer

*   21650 Oxnard Ave., Woodland Hills, California 91367
**  205 E. 10th Avenue, Amarillo, Texas 79101
*** 80 Pine Street, New York, New York 10005
****1 SunAmerica Center, Los Angeles, California 90067-6022

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No. 0001047469-10-001465, filed February 26, 2010, and is incorporated herein by reference.

ITEM 27.NUMBER OF CONTRACT OWNERS

As of December 31, 2010:

         --------------------------------------------------------------------
                                  Qualified Contracts Non-Qualified Contracts
         --------------------------------------------------------------------
                                   Group   Individual Group     Individual
         --------------------------------------------------------------------
         Portfolio Director         5,658     8,732      179        0
         --------------------------------------------------------------------
         Portfolio Director 2      75,928    43,982    8,577        0
         --------------------------------------------------------------------
         Portfolio Director Plus  163,400    78,793   33,135        1
         --------------------------------------------------------------------

ITEM 28.INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event
(a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29.PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

  Name and Principal  Position and Offices With Underwriter
  Business Address    American General Distributors, Inc.
  Kurt W. Bernlohr    Director, Chief Executive Officer and President
  David H. den Boer   Director, Senior Vice President and Assistant Secretary
  Katherine Stoner    Director and Secretary
  Thomas G. Norwood   Executive Vice President
  Thomas M. Ward      Vice President
  Krien VerBerkmoes   Chief Compliance Officer
  John Reiner         Chief Financial Officer and Treasurer
  Paul Hoepfl         Assistant Treasurer
  Louis V. McNeal     Assistant Treasurer
  Daniel R. Cricks    Tax Officer
  Debra L. Herzog     Assistant Secretary
  Paula G. Payne      Assistant Secretary
  Robert C. Bauman    Administrative Officer

(c)Not applicable.

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

    The Variable Annuity Life Insurance Company
    Attn: Operations Administration
    2929 Allen Parkway
    Houston, Texas 77019

ITEM 31.MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32.UNDERTAKINGS
a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

       1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

       2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

       3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

       (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

       (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

       (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

       (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his Account Value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

       (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

       (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

       (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the division to the attention of the eligible employees;

       (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her Account Values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

                                  SIGNATURES

As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A has caused this Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 16th day of February, 2011.

                                   THE VARIABLE ANNUITY LIFE INSURANCE
                                   COMPANY SEPARATE ACCOUNT A
                                   (Registrant)

                                   BY:  THE VARIABLE ANNUITY LIFE INSURANCE
                                        COMPANY
                                        (On behalf of the Registrant and itself)

                                   BY:  /s/ KATHERINE STONER
                                        ----------------------------------
                                        Katherine Stoner
                                        Vice President, Deputy General
                                        Counsel and Secretary

As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                 Title                          Date
---------                 -----                          ----

BRUCE R. ABRAMS *         Director and Chief
------------------------- Executive Officer              February 16, 2011
Bruce R. Abrams

MICHAEL J. AKERS *        Director
-------------------------                                February 16, 2011
Michael J. Akers

JIM COPPEDGE *            Director
-------------------------                                February 16, 2011
Jim Coppedge

N. SCOTT GILLIS *         Director and Principal
------------------------- Financial Officer              February 16, 2011
N. Scott Gillis

ROGER E. HAHN *           Director and Investment
------------------------- Officer                        February 16, 2011
Roger E. Hahn

SHARLA A. JACKSON *       Director
-------------------------                                February 16, 2011
Sharla A. Jackson

KATHLEEN M. MCCUTCHEON *  Director
-------------------------                                February 16, 2011
Kathleen M. McCutcheon

DEAN E. MILLER *          Director
-------------------------                                February 16, 2011
Dean E. Miller

/s/ DAVID S. JORGENSEN    Vice President and Controller
------------------------- (Principal Accounting Officer) February 16, 2011 David S. Jorgensen

* /s/ KATHERINE STONER    Attorney-In-Fact
-------------------------                                February 16, 2011
Katherine Stoner

                               Index of Exhibits

4(b)(xvii).Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement